UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2017

CABELA’S INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32227	20-0486586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cabela Drive, Sidney, Nebraska 69160

(Address of Principal Executive Offices) (Zip Code)

(308) 254-5505

(Registrant’s telephone number, including area code)

Not applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Litigation Related to the Merger.

As previously disclosed, on October 3, 2016, Cabela’s Incorporated, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, by and among the Company, Bass Pro Group, LLC, a Delaware limited liability company (“Parent”), and Prairie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), which was amended by the Amendment to Agreement and Plan of Merger, dated as of April 17, 2017 (and as further amended from time to time, the “Merger Agreement”). The Merger Agreement provides for Sub to merge with and into the Company, causing the Company to become a wholly owned subsidiary of Parent (the “Merger”).

The following complaints have been filed in the United States District Court for the District of Delaware: (i) on June 7, 2017, a class action lawsuit captioned Adam Klein, Individually And On Behalf Of All Others Similarly Situated v. Cabela’s Incorporated, James W. Cabela, Theodore M. Armstrong, Michael R. McCarthy, John H. Edmondson, Beth M. Pritchard, Thomas L. Millner, James F. Wright, Peter S. Swinburn, Dennis Highby, and Donna M. Milrod, Case No. 1:17-cv-00698-UNA (the “Klein Complaint”); (ii) on June 7, 2017, a class action lawsuit captioned Bernard Garcarz, individually and on behalf of all others similarly situated v. Cabela’s, Inc., Theodore M. Armstrong, James W. Cabela, John H. Edmondson, Dennis Highby, Michael R. McCarthy, Donna M. Milrod, Thomas L. Millner, Beth M. Pritchard, Peter S. Swinburn, and James F. Wright, Case No. 1:99-mc-09999 (the “Garcarz Complaint”); (iii) on June 9, 2017, a class action lawsuit captioned Christopher A. Brown, Individually and on Behalf of All Others Similarly Situated v. Cabela’s Incorporated, James W. Cabela, Thomas L. Millner, Theodore M. Armstrong, John H. Edmondson, Dennis Highby, Michael R. McCarthy, Donna M. Milrod, Beth M. Pritchard, James F. Wright, and Peter S. Swinburn, Case No. 1:17-cv-00711-UNA (the “Brown Complaint”) and (iv) on June 14, 2017, a class action lawsuit captioned John Solak, On Behalf of Himself and All Others Similarly Situated v. Cabela’s Incorporated, James W. Cabela, Thomas L. Millner, Michael R. McCarthy, Dennis Highby, Theodore M. Armstrong, John H. Edmondson, Beth M. Pritchard, Donna M. Milrod, James F. Wright, and Peter Swinburn, Case No. 1:17-cv-00763 (the “Solak Complaint” and, together with the Klein Complaint, the Garcarz Complaint and the Brown Complaint, the “Merger Litigation”). The Merger Litigation relates to the Merger Agreement and the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2017 (the “Proxy Statement”) in connection with the Merger.

The Company believes that the claims asserted in the Merger Litigation are without merit and intends to defend against the Merger Litigation vigorously. However, in order to moot the plaintiffs’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure beginning on page 86 of the Proxy Statement under the heading “Financial Projections” is hereby amended and restated in its entirety as follows:

The following table summarizes the original financial projections:

All Projections Prepared in February 2016, except as indicated

Fiscal Quarters and Years (U.S. dollars in millions, except per share amounts)

	Fourth Quarter 2016E	2016E	Fourth Quarter 2016E (Prepared in August 2016)	2016E (Prepared in August 2016)	2017E	2018E	2019E	2020E
Net Sales	N/A	$4,317	$1,494	$4,350	$4,543	$4,757	$5,033	$5,355
EBITDA (1)	198	540	202	536	615	687	764	858
Adjusted Net Income (2)	N/A	224	99	221	265	303	344	396
Adjusted Net Income Per Diluted Share (EPS) (2)	N/A	3.24	1.43	3.21	3.84	4.39	4.99	5.74
Unlevered Free Cash Flow (3)	N/A	N/A	89	N/A	361	332	310	344

(1)	Represents earnings before interest, taxes, depreciation and amortization. Stock-based compensation was treated as a cash expense and was projected to be $6 million for the fourth quarter of fiscal 2016, $25 million in fiscal year 2016, $27 million in fiscal year 2017, $28 million in fiscal year 2018, $29 million in fiscal year 2019 and $30 million in fiscal year 2020. Adjustments were made for one-time, non-recurring items only for the first, second and third fiscal quarters of 2016. No such one-time, non-recurring items existed for the fourth fiscal quarter of 2016 and for fiscal 2017 through 2020.

(2)	Net income and net income per diluted share figures for the first, second and third fiscal quarters of 2016 were adjusted for one-time, non-recurring items.

(3)	Calculated by Guggenheim Securities for purposes of its discounted cash flow analysis of the Company from the financial projections provided by the Company’s management described above as tax-effected EBIT (which is EBITDA, less depreciation and amortization), plus depreciation and amortization, less capital expenditures, change in net working capital and other net assets.

Set forth in the below table is a reconciliation of Adjusted Net Income, Adjusted Net Income Per Diluted Share (EPS), EBITDA and Unlevered Free Cash Flow, as included in the original financial projections, for the periods indicated below:

All Projections Prepared in February 2016, except as indicated

Fiscal Quarters and Years (U.S. dollars in millions, except per share amounts)

	Fourth Quarter 2016E	2016E	Fourth Quarter 2016E (Prepared in August 2016)	2016E (Prepared in August 2016)		2017E		2018E	2019E	2020E
Net Income	96	224	99	210		265		303	344	396
Strategic Review and Restructuring Professional Fees	0	0	0	6		0		0	0	0
Severance	0	0	0	3		0		0	0	0
California Litigation Settlement	0	0	0	2		0		0	0	0

Adjusted Net Income	96	224	99	221		265		303	344	396
Interest	8	35	8	34		36		37	38	39
Income tax provision	57	134	58	134		157		180	207	239

EBIT	161	393	165	389		458		520	589	674
Depreciation and Amortization	37	147	37	147		157		167	175	184

EBITDA (1)	198	540	202	536		615		687	764	858

EBIT	161	393	165	N/A		458		520	589	674
Taxes	(60)	(147)	(62)	N/A		(171)		(195)	(221)	(253)

Unlevered Net Income	101	246	103	N/A		287		325	368	421
Depreciation and Amortization	37	147	37	N/A		157		167	175	184
Capital Expenditures	(41)	(234)	(37)	N/A		(235)		(262)	(290)	(314)
Change in Working Capital (merchandising business)	333	150	279	N/A		148		107	66	70
Change in Working Capital (financial services business)	(296)	(71)	(294)	N/A		5		(4)	(8)	(15)
Change in Other Net Assets	(8)	1	1 (3)	N/A		(1	)(3)	(1)	(1)	(2	)(3)

Unlevered Free Cash Flow (2)	126	239	89	N/A	(4)	361		332	310	344

Net Income Per Diluted Share (EPS)	1.40	3.24	1.43	3.05		3.84		4.39	4.99	5.74
Strategic Review and Restructuring Professional Fees	0	0	0	0.09		0		0	0	0
Severance	0	0	0	0.04		0		0	0	0
California Settlement	0	0	0	0.03		0		0	0	0

Adjusted Net Income Per Diluted Share (EPS)	1.40	3.24	1.43	3.21		3.84		4.39	4.99	5.74

(1)	Stock-based compensation was treated as a cash expense and was projected to be $6 million for the fourth quarter of fiscal 2016, $25 million in fiscal year 2016, $27 million in fiscal year 2017, $28 million in fiscal year 2018, $29 million in fiscal year 2019 and $30 million in fiscal year 2020. Adjustments were made for one-time, non-recurring items only for the first, second and third fiscal quarters of 2016. No such one-time, non-recurring items existed for the fourth fiscal quarter of 2016 and for fiscal 2017 through 2020.

(2)	Calculated by Guggenheim Securities for purposes of its discounted cash flow analysis of the Company from the financial projections provided by the Company’s management described above.

(3)	Differences from calculations disclosed in the section entitled “Forward-Looking Financial Information” are the result of differences in rounding conventions.

(4)	Calculations related to Unlevered Free Cash Flow were not prepared in August 2016, as Unlevered Free Cash Flow for such period was not required for purposes of Guggenheim Securities’ discounted cash flow analysis.

The following table summarizes the updated financial projections:

All Projections Prepared in March 2017

Fiscal Quarters and Years (U.S. dollars in millions, except per share amounts)

	2017E	2018E	2019E	2020E	2021E
Net Sales (1)	$4,226	$4,408	$4,640	$4,887	$5,190
EBITDA (1) (2)	550	586	657	700	773
Net Income	232	246	283	303	341
Net Income Per Diluted Share (EPS)	3.36	3.56	4.10	4.39	4.94
Unlevered Free Cash Flow (1) (3)	331	267	168	158	176

(1)	For purposes of its discounted cash flow analysis, Guggenheim Securities used measures of cash flow that the Company was forecasted to generate during the last eleven months of fiscal year 2017 through full fiscal year 2021 based on the financial projections. Such measures for the last eleven months of fiscal year 2017 were as follows, which remain subject to the explanatory notes set forth in the other footnotes to this table as applicable: (1) $3,970 million of net sales; (2) $523 of EBITDA; and (3) $377 of unlevered free cash flow.

(2)	Represents earnings before interest, taxes, depreciation and amortization. Stock-based compensation was treated as a cash expense and was projected to be $25 million in each of the fiscal years 2017 through 2021. Adjustments were made for one-time, non-recurring items only for the first, second and third fiscal quarters of 2016. No such one-time, non-recurring items existed for the fourth fiscal quarter of 2016 and for fiscal 2017 through 2020.

(3)	Calculated by Guggenheim Securities for purposes of its discounted cash flow analysis of the Company from the financial projections provided by the Company’s management described above as tax-effected EBIT (which is EBITDA, less depreciation and amortization), plus depreciation and amortization, less capital expenditures, change in net working capital for the merchandising business, incremental WFB equity requirement and other net assets.

Set forth in the below table is a reconciliation of EBITDA and Unlevered Free Cash, as included in the updated financial projections, for the periods indicated below:

All Projections Prepared in March 2017

Fiscal Quarters and Years (U.S. dollars in millions, except per share amounts)

	2017E	2018E	2019E		2020E		2021E
Net Income	232	246	283		303		341
Interest	30	34	35		36		37
Income Tax Provision	141	150	173		185		208

EBIT	403	430	491		524		586
Depreciation and Amortization	147	156	166		176		187	(4)

EBITDA (1) (2)	550	586	657		700		773

EBIT	403	430	491		524		586
Taxes	(153)	(163)	(186)		(198)		(222)

Unlevered Net Income	250	267	305		326		364
Depreciation and Amortization	147	156	166		176		187	(4)
Capital Expenditures	(104)	(164)	(241)		(270)		(298)
Change in Working Capital (merchandising business)	135	28	31		23		37
Incremental WFB Equity Requirement	(99)	(87)	(92)		(96)		(115)
Change in Other Net Assets	2	67 (4)	(1	)(4)	(1	)(4)	1	(4)

Unlevered Free Cash Flow (1) (3)	331	267	168		158		176

(1)	For purposes of its discounted cash flow analysis, Guggenheim Securities used measures of cash flow that the Company was forecasted to generate during the last eleven months of fiscal year 2017 through full fiscal year 2021 based on the financial projections. Such measures for the last eleven months of fiscal year 2017 were as follows, which remain subject to the explanatory notes set forth in the other footnotes to this table as applicable: (1) $3,970 million of net sales; (2) $523 of EBITDA; and (3) $377 of unlevered free cash flow.

(2)	Stock-based compensation was treated as a cash expense and was projected to be $25 million in each of the fiscal years 2017 through 2021. Adjustments were made for one-time, non-recurring items only for the first, second and third fiscal quarters of 2016. No such one-time, non-recurring items existed for the fourth fiscal quarter of 2016 and for fiscal 2017 through 2020.

(3)	Calculated by Guggenheim Securities for purposes of its discounted cash flow analysis of the Company from the financial projections provided by the Company’s management described above.

(4)	Differences from calculations disclosed in the section entitled “Forward-Looking Financial Information” are the result of differences in rounding conventions.

NEITHER THE COMPANY NOR ANY OF ITS AFFILIATES INTENDS TO, AND EACH OF THEM DISCLAIMS ANY OBLIGATION TO, UPDATE, CORRECT OR OTHERWISE REVISE THE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING OR EVENTS OCCURRING AFTER THE RESPECTIVE DATES WHEN THE FINANCIAL PROJECTIONS WERE PREPARED OR TO REFLECT THE EXISTENCE OF FUTURE CIRCUMSTANCES OR THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE INACCURATE OR NO LONGER APPROPRIATE.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed Merger, among other things. The proposed Merger is being submitted to the stockholders of the Company for their consideration. In connection therewith, the Company has filed relevant materials with the SEC, including the Proxy Statement, regarding the proposed Merger, which has been mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Proxy Statement regarding the proposed Merger, any amendments or supplements thereto and other documents containing important information about the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at www.cabelas.com under the heading “SEC Filings” in the “Investor Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the Proxy Statement regarding the proposed Merger and any filings with the SEC that are incorporated by reference in such Proxy Statement by contacting the Company’s Investor Relations Department at (308) 255-7428.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of the Company is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 17, 2016, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement regarding the proposed Merger and may be contained in other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

June 22, 2017	By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Executive Vice President and Chief Financial Officer